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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 26, 2002

                              MED DIVERSIFIED, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                                             84-1037630
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                           identification number)


                         COMMISSION FILE NUMBER: 1-15587

                              200 BRICKSTONE SQUARE
                                    SUITE 403
                                ANDOVER, MA 01810
              (Address of principal executive offices and zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (978) 323-2500


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On July 26, 2002, the Board of Directors of Med Diversified, Inc. (the "Company") received a letter from KPMG LLP ("KPMG") pursuant to which KPMG resigned from its position as the independent auditors of the Company, effective immediately, and stated that it would not be issuing an auditor's report on the Company's consolidated financial statements for the fiscal year ended March 31, 2002. A copy of this letter is attached as Exhibit 99.1 and incorporated by reference to the original Current Report on Form 8-K filed August 2, 2002 (the "August 2nd Form 8-K").

         KPMG's report on the consolidated financial statements of the Company for the fiscal year ended March 31, 2001 contained a going concern qualification, but did not otherwise contain a disclaimer of opinion nor was it otherwise qualified or modified as to uncertainty, audit scope or accounting principles. KPMG's review of the consolidated financial statements for the fiscal quarters ended June 30, 2001, September 30, 2001 and December 31, 2001 did not result in any comment or discussion indicating that KPMG's review resulted in any concern that the statements were not prepared in accordance with generally accepted accounting principles.

         The consolidated financial statements of the Company for the fiscal years ended March 31, 1999 and March 31, 2000 were audited by Arthur Andersen LLP ("Andersen"). Andersen reviewed the fiscal quarters ended June 30, 2000, September 30, 2000 and December 31, 2000. As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 12, 2001, in connection with the relocation of the Company's finance department, on March 8, 2001, the Company dismissed Andersen as its independent accountant and selected KPMG to act as its independent accountant. The decision to change independent accountants from Andersen to KPMG was recommended by the Audit Committee and approved by the Board of Directors of the Company.

         Andersen's reports on the consolidated financial statements of the Company for the fiscal years ended March 31, 2000 and March 31, 1999 did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Andersen's review of the consolidated financial statements for the fiscal quarters ended June 30, 2000, September 30, 2000 and December 31, 2000 did not result in any comment or discussion indicating that Andersen's review resulted in any concern that the statements were not prepared in accordance with generally accepted accounting principles.

         In connection with the audit of the fiscal year ended March 31, 2000 and the subsequent interim period through March 8, 2001, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

         For the purposes of this Current Report on Form 8-K, the term "disagreements" is interpreted and used broadly, to include any difference of opinion concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure


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which, if not resolved to the satisfaction of the independent accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         In connection with the audit of the fiscal year ended March 31, 2002 and the subsequent interim period through July 26, 2002, there were no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, except in connection with the audit of the consolidated financial statements for the fiscal year ended March 31, 2002.

         The Company and KPMG have disagreed regarding the scope of an inquiry requested by the Board of Directors and KPMG regarding certain alleged activities that KPMG believes are likely illegal acts. Because of this, KPMG believes that (i) the alleged illegal acts could materially impact the consolidated financial statements to be issued and (ii) it is no longer able to rely on management's representations and is unwilling to be associated with the consolidated financial statements prepared by management. The Company disagrees with KPMG's conclusion, for the reasons set forth more fully in Exhibit 99.2 and
99.3 which are incorporated by reference to the August 2nd Form 8-K. Prior to July 26, 2002 and the submission of the resignation letter, KPMG did not give the Board of Directors an opportunity to discuss the subject matter of the disagreement with KPMG. The Company has authorized KPMG to respond fully to the inquiries of a successor accounting firm concerning the subject matter of the disagreement.

         During the period up to KPMG's resignation, KPMG did not provide the Company with a report, written or oral, or any further detail as to any findings or conclusions of KPMG with respect to the alleged illegal acts. KPMG did not disclose to the Company any basis or reasoning for KPMG's view of the nature or quality of the investigation conducted on behalf of the Company with respect to the alleged illegal acts. Although KPMG has been offered and given unlimited access to the Board of Directors of the Company and the special counsel that conducted the investigation of the relevant facts surrounding the alleged illegal acts (the "Independent Investigator"), KPMG has not met with the Board. KPMG has provided certain summary level information to the Independent Investigator regarding KPMG's concerns and the basis for its decisions subsequent to delivering its resignation letter on July 26, 2002.

         The report prepared by the Independent Investigator concluded that no illegal acts had been taken by any representatives of the Company and that there were no material accounting irregularities found as a result of the investigation.

         As a result of KPMG's resignation, the Company has not yet filed its Annual Report on Form 10-K for the year ended March 31, 2002, nor has the Company filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002. The Company has not yet determined whom it intends to appoint as its independent public accountants on a going forward basis. Upon making such appointment, the Company will file a subsequent Current Report on Form 8-K in accordance with the requirements of that form.

         On August 16, 2002 the Company received a copy of letter written by KPMG to the Securities and Exchange Commission (the "KPMG Response") responding to the disclosures made


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in Item 4 of the August 2nd Form 8-K. A copy of the KPMG Response is filed herewith as Exhibit 16.1.

         In that letter KPMG notes three exceptions to the Company's statements under Item 4 of the August 2nd Form 8-K. With respect to the statements in Item 1 in the KPMG Response, the Company notes that at an Audit Committee meeting on May 1, 2002, KPMG verbally addressed the Audit Committee regarding items noted in KPMG's September 20, 2001 letter. At that time KPMG noted a number of items listed in the September 20, 2001 letter had been remedied. KPMG also noted that certain divisions acquired by the Company during the fiscal year ended March 31, 2002 had adequate accounting controls and that the technology and pharmacy businesses that included information for the fiscal year ended March 31, 2001 were a much smaller component of the Company's current business activities. Based upon KPMG's verbal communication to the Audit Committee on May 1, 2002 and the Company's internal review, the Company believes that, with the exception of matters relating to the composition of the Audit Committee, the reportable events identified in KPMG's September 20, 2001 letter have been remedied.

         With respect to the statements in Item 2 in the KPMG Response, the Company has nothing to add to such statements by KPMG.

         With respect to the statements in Item 3 in the KPMG Response, based on the statements in subsections (i) and (ii) of Item 3, the Company recognizes that KPMG and the Company have differences of opinion that cannot be reconciled.

ITEM 5.           OTHER EVENTS.

                  Not Applicable

ITEM 6.           RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

                  (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                           Not Applicable

                  (b)      PRO FORMA FINANCIAL INFORMATION.

                           Not Applicable


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                  (c)      EXHIBITS.


EXHIBIT NUMBER                                  DESCRIPTION                                           LOCATION

16.1                Letter from KPMG dated August 16, 2002.                                       Filed herewith
                                                                                                  electronically

99.1                Letter to the Board of Directors of the Registrant from KPMG LLP dated        Previously Filed
                    July 26, 2002.

99.2                Letter to the Securities and Exchange Commission from the Registrant          Previously Filed
                    dated July 29, 2002.

99.3                Letter to KPMG from Gadsby Hannah, dated July 30, 2002.                       Previously Filed

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Med Diversified, Inc.
                                                (REGISTRANT)

Date:  August 19, 2002                     By: /s/ Frank P. Magliochetti, Jr.
                                               --------------------------------
                                                Frank P. Magliochetti, Jr.
                                                Chief Executive Officer